Amendment to
JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust has approved the following changes (collectively, the “Changes”), effective September 25, 2017:

1)	Renaming all existing Class B shares to Class I shares for funds that have Class B shares.

2)	The addition of Class I shares for funds that do not have Class B shares, including all fund of funds.

3)	Fund name changes for the following eight funds:

JNL Disciplined Moderate Fund to the JNL Moderate Growth Allocation Fund;
JNL Disciplined Moderate Growth Fund to the JNL Growth Allocation Fund;
JNL Disciplined Growth Fund to the JNL Aggressive Growth Allocation Fund;
JNL Institutional Alt 20 Fund to the JNL Institutional Alt 25 Fund;
JNL/American Funds Balanced Allocation Fund to the JNL/American Funds Moderate Growth Allocation Fund;
JNL/BlackRock Natural Resources Fund to the JNL/BlackRock Global Natural Resources Fund;
JNL/DFA Moderate Allocation Fund to the JNL/DFA Moderate Growth Allocation Fund; and
JNL/PIMCO Total Return Bond Fund to the JNL/DoubleLine® Core Fixed Income Fund.

4)	The addition of the following twenty-one new funds:

JNL/ClearBridge Large Cap Growth Fund;
JNL/GQG Emerging Markets Equity Fund;
JNL/Invesco Diversified Dividend Fund;
JNL S&P 500 Index Fund;
JNL/Mellon Capital S&P 1500 Growth Index Fund;
JNL/Mellon Capital S&P 1500 Value Index Fund;
JNL/Mellon Capital Consumer Staples Sector Fund;
JNL/Mellon Capital Industrials Sector Fund;
JNL/Mellon Capital Materials Sector Fund;
JNL/Mellon Capital Real Estate Sector Fund;
JNL/PIMCO Income Fund;
JNL/Vanguard Capital Growth Fund;
JNL/Vanguard Equity Income Fund;
JNL/Vanguard Global Bond Market Index Fund;
JNL/Vanguard Growth Allocation Fund.
JNL/Vanguard International Fund;
JNL/Vanguard International Stock Market Index Fund;
JNL/Vanguard Moderate Allocation Fund;
JNL/Vanguard Moderate Growth Allocation Fund;
JNL/Vanguard Small Company Growth Fund; and
JNL/Vanguard U.S. Stock Market Index Fund.

5)	Fund mergers for the following three funds:

JNL Alt 65 Fund into the JNL Institutional Alt 50 Fund;
JNL Institutional Alt 35 Fund into the JNL Institutional Alt 20 Fund; and
JNL/Red Rocks Listed Private Equity Fund into the JNL/Harris Oakmark Global Equity Fund.

Whereas, pursuant to approval of the Changes, as outlined above, the Trust has agreed to amend the Plan, effective September 25, 2017, to:

1)	Revise Section 1 and Section 3 of the Plan to update the Class B references to Class I.

2)	Rename the Class B share references, in Schedule A, to Class I.

3)	Add Class I share references, to Schedule A, for all funds that currently do not have a Class B.

4)	Add the twenty-one new funds to Schedule A, including Class A references for all new funds, except for the JNL S&P 500 Index Fund; and add Class I references for all new funds.

5)	Update the eight fund names, in Schedule A, for the fund name changes outlined above.

6)	Remove the following three funds, from Schedule A:

JNL Alt 65 Fund;
JNL Institutional Alt 35 Fund; and
JNL/Red Rocks Listed Private Equity Fund.

Now Therefore, the Trust hereby amends the Plan as follows:

1)	Section 1 of the Plan is hereby deleted and replaced in its entirety with the following:

1.          Class Designations.  Each Fund is authorized to issue from time to time the following classes of shares:

Class A
Class I

2)	Section 3 of the Plan is hereby deleted and replaced in its entirety with the following:

3.          Class I Shares.  Class I Shares of a Fund will be offered for sale without being subject to a 12b-1 Fee.

3)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A dated September 25, 2017, attached hereto.

In Witness Whereof, the Trust has caused this Amendment to be executed, effective September 25, 2017.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A
Dated September 25, 2017
Investment Portfolios

Fund	Class
JNL/American Funds Balanced Fund	Class A Class I
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I
JNL/American Funds Global Bond Fund	Class A Class I
JNL/American Funds Global Small Capitalization Fund	Class A Class I
JNL/American Funds Growth-Income Fund	Class A Class I
JNL/American Funds International Fund	Class A Class I
JNL/American Funds New World Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL Institutional Alt 25 Fund	Class A Class I
JNL Institutional Alt 50 Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL/AB Dynamic Asset Allocation Fund	Class A Class I
JNL/American Funds Growth Allocation Fund	Class A Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I
JNL/AQR Large Cape Relaxed Constraint Equity Fund	Class A Class I
JNL/AQR Managed Futures Strategy Fund	Class A Class I
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I

Fund	Class
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I
JNL/Brookfield Global Infrastructure and MLP Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/Crescent High Income Fund	Class A Class I
JNL/DFA Growth Allocation Fund	Class A Class I
JNL/DFA Moderate Growth Allocation Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/FPA + DoubleLine Flexible Allocation Fund	Class A Class I
JNL/Franklin Templeton Founding Strategy Fund	Class A Class I
JNL/Franklin Templeton Global Fund	Class A Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I
JNL/Franklin Templeton International Small Cap Growth Fund	Class A Class I
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class I
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Invesco China-India Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Real Estate Fund	Class A Class I
JNL/Invesco International Growth Fund	Class A Class I
JNL/Invesco Mid Cap Value Fund	Class A Class I

Fund	Class
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/Lazard Emerging Markets Fund	Class A Class I
JNL/Mellon Capital 10 x 10 Fund	Class A Class I
JNL/Mellon Capital Bond Index Fund	Class A Class I
JNL/Mellon Capital Consumer Staples Sector Fund	Class A Class I
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class I
JNL/Mellon Capital European 30 Fund	Class A Class I
JNL/Mellon Capital Index 5 Fund	Class A Class I
JNL/Mellon Capital Industrials Sector Fund	Class A Class I
JNL/Mellon Capital International Index Fund	Class A Class I
JNL/Mellon Capital Materials Sector Fund	Class A Class I
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A Class I
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class I
JNL/Mellon Capital Real Estate Sector Fund	Class A Class I
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon Capital S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon Capital S&P 1500 Growth Index Fund	Class A Class I
JNL/Mellon Capital S&P 1500 Value Index Fund	Class A Class I
JNL/Mellon Capital Small Cap Index Fund	Class A Class I
JNL/Mellon Capital Utilities Sector Fund	Class A Class I
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/MMRS Conservative Fund	Class A Class I
JNL/MMRS Growth Fund	Class A Class I
JNL/MMRS Moderate Fund	Class A Class I

Fund	Class
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I
JNL/Oppenheimer Global Growth Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America Floating Rate Income Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Mid Cap Value Fund	Class A Class I
JNL/PPM America Small Cap Value Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I
JNL/PPM America Value Equity Fund	Class A Class I
JNL/Scout Unconstrained Bond Fund	Class A Class I
JNL/T. Rowe Price Established Growth Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Government Money Market Fund	Class A Class I
JNL/WMC Value Fund	Class A Class I
JNL/S&P 4 Fund	Class A Class I
JNL/S&P Competitive Advantage Fund	Class A Class I
JNL/S&P Dividend Income & Growth Fund	Class A Class I
JNL/S&P International 5 Fund	Class A Class I
JNL/S&P Intrinsic Value Fund	Class A Class I
JNL/S&P Managed Aggressive Growth Fund	Class A Class I
JNL/S&P Managed Conservative Fund	Class A Class I

Fund	Class
JNL/S&P Managed Growth Fund	Class A Class I
JNL/S&P Managed Moderate Fund	Class A Class I
JNL/S&P Managed Moderate Growth Fund	Class A Class I
JNL/S&P Mid 3 Fund	Class A Class I
JNL/S&P Total Yield Fund	Class A Class I
JNL/Vanguard Capital Growth Fund	Class A Class I
JNL/Vanguard Equity Income Fund	Class A Class I
JNL/Vanguard Global Bond Market Index Fund	Class A Class I
JNL/Vanguard Growth Allocation Fund	Class A Class I
NL/Vanguard International Fund	Class A Class I
JNL/Vanguard International Stock Market Index Fund	Class A Class I
JNL/Vanguard Moderate Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth Allocation Fund	Class A Class I
JNL/Vanguard Small Company Growth Fund	Class A Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I